UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2018

LIVE OAK BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-37497	26-4596286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1741 Tiburon Drive, Wilmington, NC		28403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (910) 790-5867

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)    The 2018 Annual Meeting of Shareholders (the "Annual Meeting") of Live Oak Bancshares, Inc. (the "Company") was held on May 15, 2018. On March 16, 2018, the record date for the Annual Meeting, 35,323,543 shares of the Company’s voting common stock were issued and outstanding, of which 33,984,277 were present for purposes of establishing a quorum.
(b)    Shareholders voted on the following matters at the Annual Meeting:

(1)
Shareholders elected William H. Cameron, Diane B. Glossman, Glen F. Hoffsis, Howard K. Landis III, James S. Mahan III, Miltom E. Petty, Jerald L. Pullins, Neil L. Underwood and William L. Williams III to the Board of Directors for terms of one year;

(2)	Shareholders approved an amendment of the Company’s Amended and Restated 2015 Omnibus Stock Incentive Plan to increase the number of shares of voting common stock issuable under such plan;

(3)	Shareholders ratified Dixon Hughes Goodman LLP as the Company’s independent auditors for 2018; and

(4)
Shareholders approved a proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the matters to be considered by shareholders at the Annual Meeting.

A copy of the amendment of the Company's 2015 Omnibus Stock Incentive Plan, as approved by the shareholders at the Annual Meeting, is filed as Exhibit 10.1 hereto.
Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	For	Against	Withheld/ Abstain	Broker Non-Votes
Election of Directors
William H. Cameron	26,403,210	—	385,474	7,195,593
Diane B. Glossman	26,506,654	—	282,030	7,195,593
Glen F. Hoffsis	26,492,663	—	296,021	7,195,593
Howard K. Landis III	26,246,667	—	542,017	7,195,593
James S. Mahan III	26,760,708	—	27,976	7,195,593
Miltom E. Petty	26,704,918	—	83,766	7,195,593
Jerald L. Pullins	26,496,335	—	292,349	7,195,593
Neil L. Underwood	26,739,555	—	49,129	7,195,593
William L. Williams III	26,766,595	—	22,089	7,195,593
Amendment of 2015 Omnibus Stock Incentive Plan	25,017,286	1,541,803	229,595	7,195,593
Ratification of the Selection of Dixon Hughes Goodman LLP as Independent Auditors of the Company for 2018	33,750,213	227,888	6,176	—
Proposal to Adjourn the Annual Meeting to a Later Date or Dates, If Necessary	27,138,826	6,657,995	187,456	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment of 2015 Omnibus Stock Incentive Plan, as amended and restated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE OAK BANCSHARES, INC.
	By:	/s/ S. Brett Caines
S. Brett Caines
Chief Financial Officer

Dated: May 18, 2018